UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way

P.O. Box 459

Edinburg, VA 22824

(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of 2024 Equity Incentive Plan

On April 30, 2024, Shenandoah Telecommunications Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) which had been previously approved by the Company’s Board of Directors (the “Board”) subject to shareholder approval.

The material terms of the 2024 Plan are described under “Proposal No. 5 – Shareholder Approval of Company’s 2024 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2024, as amended by the Company’s supplements thereto, filed with the SEC on March 28, 2024 and April 5, 2024 (collectively, the “Proxy Statement”). Such description of the 2024 Plan is incorporated by reference herein. A copy of the 2024 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Appointment of New Directors

On April 30, 2024, following the Annual Meeting and the effectiveness of the Board Size Amendment and the Bylaw Amendment (as defined below), the Board increased the size of the Board from 8 to 10 and appointed (i) James F. DiMola to serve as a Class 3 Director for a term expiring at the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) or until his successor has been elected and qualified, or until his earlier resignation, removal from office, death or incapacity and (ii) Matthew S. DeNichilo to serve as a Class 1 Director for a term expiring at the 2025 Annual Meeting or until his successor has been elected and qualified, or until his earlier resignation, removal from office, death or incapacity. The Board appointed Mr. DiMola to serve on the Company’s Nominating and Corporate Governance Committee and appointed Mr. DeNichilo to serve on the Company’s Audit Committee.

Mr. DiMola was appointed to the Board pursuant to the Investor Rights Agreement, dated April 1, 2024 (the “Investor Rights Agreement”), between the Company and an investment fund managed by affiliates of GCM Grosvenor (“GCM Grosvenor”). Mr. DiMola serves as a Managing Director at GCM Grosvenor. The material terms of the Investor Rights Agreement were disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on April 1, 2024 (the “Horizon Closing Form 8-K”), which also attached a copy of the Investor Rights Agreement as Exhibit 10.2. Such description in the Horizon Closing Form 8-K and the copy of the Investor Rights Agreement attached thereto are incorporated by reference herein.

Mr. DeNichilo was appointed to the Board pursuant to the terms of the Investment Agreement, dated October 24, 2023 (the “Investment Agreement”), among the Company, Shentel Broadband Holding Inc., a wholly-owned subsidiary of the Company, ECP Fiber Holdings, LP, a Delaware limited partnership (“ECP Investor”), and Hill City Holdings, LP, a Delaware limited partnership affiliated with ECP Investor (“Hill City”). Mr. DeNichilo serves as a Partner at Energy Capital Partners, which is affiliated with ECP Investor and Hill City. The material terms of the Investment Agreement were disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on October 26, 2023 (the “Horizon Signing Form 8-K”), which also attached a copy of the Investment Agreement as Exhibit 2.2. Such description in the Horizon Signing Form 8-K and the copy of the Investment Agreement attached thereto are incorporated by reference herein.

Other than as set forth in the Investor Rights Agreement and the Investment Agreement, respectively, there are no arrangements or understandings between either of Mr. DiMola and Mr. DeNichilo and the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. DiMola and Mr. DeNichilo will receive compensation for their service on the Board in accordance with the Company’s standard policies, as described under “Director Compensation” in the Proxy Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2024, at the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the maximum size of the Board, from nine (9) to thirteen (13) directors (the “Board Size Amendment”). Following shareholder approval, the Company filed Articles of Amendment to the Company’s Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia (the “SCC”) reflecting the Board Size Amendment. The Board Size Amendment became effective upon the issuance of a Certificate of Amendment by the SCC to the Company on April 30, 2024.

In connection with the effectiveness of the Board Size Amendment, the Board adopted amended and restated bylaws of the Company (the “Bylaws”) to provide that the Board shall fix the number of directors by resolution from time to time within the range specified in the Board Size Amendment (the “Bylaw Amendment”).

The foregoing summary of the Board Size Amendment and Bylaw Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment and Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2024, at the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders:

Proposal 1 – Election of Directors

The following Director nominees were elected. All individuals elected as a Director will serve a three (3) year term expiring at the Company’s annual meeting of shareholders in 2027.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas A. Beckett	37,798,122	3,597,139	206,430	3,197,821
Richard L. Koontz, Jr.	40,136,768	1,304,524	160,399	3,197,821
Leigh Ann Schultz	40,559,354	829,111	213,226	3,197,821

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of RSM US LLP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,916,149	265,908	617,455	-

Proposal 3 - Non-Binding Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding basis, the compensation paid to the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,371,962	1,755,631	474,098	3,197,821

Proposal 4 - An Amendment to the Company’s Amended and Restated Articles of Incorporation to Increase the Maximum Size of the Board

The Company’s shareholders approved the Board Size Amendment with the affirmative vote of more than two-thirds of the Company’s outstanding common stock entitled to vote at the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,102,737	1,465,237	231,538	-

Proposal 5 - A Vote to Approve the Company’s 2024 Equity Incentive Plan

The Company’s shareholders approved the 2024 Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,442,567	1,735,220	423,904	3,197,821

Item 7.01.	Regulation FD Disclosure.

On April 30, 2024, following the formal portion of the Annual Meeting, Mr. Christopher French, Chairman of the Board, President and CEO, Mr. James Volk, Senior Vice President of Finance and CFO, and Mr. Edward McKay, Executive Vice President and COO, provided a brief presentation on the Company. The presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Shenandoah Telecommunications Company, effective April 30, 2024
3.2	Amended and Restated Bylaws of Shenandoah Telecommunications Company, effective April 30, 2024
10.1	Shenandoah Telecommunications Company 2024 Equity Incentive Plan, effective April 30, 2024
99.1	Presentation Materials from the Annual Meeting, dated April 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: May 1, 2024	/s/ Derek C. Rieger
Derek C. Rieger
Vice President – Legal and General Counsel